THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007

PRIME MORTGAGE TRUST 2007-1
(Exact name of issuing entity as specified in its charter)

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of depositor as specified in its charter)

EMC MORTGAGE CORPORATION
(Exact name of sponsor as specified in its charter)

Delaware	333-140247-05	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit No.	Description
99.7
Purchase, Warranties and Servicing Agreement, dated as of July 1, 2001, between EMC Mortgage Corporation, as purchaser and Chevy Chase Bank, F.S.B., as company, amended by Amendment No. 1 to Purchase, Warranties and Servicing Agreement, dated as of January 13, 2003 and Amendment No. 2 to the Purchase, Warranties and Servicing Agreement, dated as of January 31, 2006.

Exhibit No.	Description
99.8
Purchase, Warranties and Servicing Agreement, dated as of October 1, 2001, between EMC Mortgage Corporation, as purchaser and National City Mortgage Company, as company, amended by Amendment Reg AB to the Purchase, Warranties and Servicing Agreement, dated as of March 1, 2006.

Exhibit No.	Description
99.9
Purchase, Warranties and Servicing Agreement, dated as of July 1, 2005, between EMC Mortgage Corporation, as purchaser and Wachovia Mortgage Corporation, as seller, amended by Regulation AB Compliance Addendum to Seller’s Purchase, Warranties and Servicing Agreement, dated as of March 28, 2006.

Exhibit No.	Description
99.10
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among EMC Mortgage Corporation as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and Chevy Chase Bank, F.S.B. as company.

Exhibit No.	Description
99.11
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among EMC Mortgage Corporation as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1, National City Mortgage Company as company and Structured Asset Mortgage Investments II Inc.

Exhibit No.	Description
99.12
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among EMC Mortgage Corporation as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and Wachovia Mortgage Company as company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.
By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: November 27, 2007

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

99.7
Purchase, Warranties and Servicing Agreement, dated as of July 1, 2001, between EMC Mortgage Corporation, as purchaser and Chevy Chase Bank, F.S.B., as company, amended by Amendment No. 1 to Purchase, Warranties and Servicing Agreement, dated as of January 13, 2003 and Amendment No. 2 to the Purchase, Warranties and Servicing Agreement, dated as of January 31, 2006.

99.8
Purchase, Warranties and Servicing Agreement, dated as of October 1, 2001, between EMC Mortgage Corporation, as purchaser and National City Mortgage Company, as company, amended by Amendment Reg AB to the Purchase, Warranties and Servicing Agreement, dated as of March 1, 2006.

99.9
Purchase, Warranties and Servicing Agreement, dated as of July 1, 2005, between EMC Mortgage Corporation, as purchaser and Wachovia Mortgage Corporation, as seller, amended by Regulation AB Compliance Addendum to Seller’s Purchase, Warranties and Servicing Agreement, dated as of March 28, 2006.

99.10
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among EMC Mortgage Corporation as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and Chevy Chase Bank, F.S.B. as company.

99.11
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among EMC Mortgage Corporation as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1, National City Mortgage Company as company and Structured Asset Mortgage Investments II Inc..

99.12
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among EMC Mortgage Corporation as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and Wachovia Mortgage Company as company.